UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2026
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American Outdoor Brands, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39366	84-4630928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1800 North Route Z Columbia, Missouri		65202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (800) 338-9585
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per Share	AOUT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2026, we held our 2026 Annual Meeting of Stockholders, or the Annual Meeting, to consider and vote upon the following proposals: (1) to elect Barry M. Monheit, Bradley T. Favreau, Mary E. Gallagher, Gregory J. Gluchowski, Jr., Kevin D. Leary, Luis G. Marconi, and Brian D. Murphy to serve until their successors are elected and qualified at the 2027 Annual Meeting of Stockholders, subject to their earlier death, resignation, disqualification or removal; (2) to ratify the appointment of Grant Thornton LLP, an independent registered public accounting firm, as our independent registered public accountant for the fiscal year ending April 30, 2027; (3) to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in the proxy statement (a "say-on-pay" vote); and (4) to approve, on a non-binding advisory basis, the frequency of ONE YEAR for future say-on-pay votes (a "say-on-frequency" vote).

The following directors were elected at the annual meeting:

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Barry M. Monheit	8,785,462	450,863	5,240	1,972,633
Bradley T. Favreau	8,593,281	642,775	5,509	1,972,633
Mary E. Gallagher	9,048,076	187,967	5,522	1,972,633
Gregory J. Gluchowski, Jr.	8,833,653	402,177	5,735	1,972,633
Kevin D. Leary	9,112,970	123,135	5,460	1,972,633
Luis G. Marconi	8,808,628	427,676	5,261	1,972,633
Brian D. Murphy	9,191,801	44,465	5,299	1,972,633

Our stockholders ratified the appointment of Grant Thornton LLP as our independent registered public accountants for the fiscal year ending April 30, 2026. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Ratification of Grant Thornton LLP as independent registered public accountants	11,152,612	50,705	10,881	$—

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers for fiscal year 2026, as disclosed in the proxy statement (a "say-on-pay" vote)	9,179,014	53,702	8,849	1,972,633

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
Approval, on a non-binding advisory basis, of the frequency of ONE YEAR for future say-on-pay votes (a "say-on-frequency" vote)	8,179,958	4,167	1,038,421	19,019	1,972,633

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN OUTDOOR BRANDS, INC.

Date:	October 1, 2026	By:	/s/ H. Andrew Fulmer
H. Andrew Fulmer Executive Vice President, Chief Financial Officer, Treasurer, and Secretary